                                                                  Exhibit 10.1

================================================================================



                               CREDIT AGREEMENT

                            Dated as of May 8, 2007

                                     among

                        GRAYBAR ELECTRIC COMPANY, INC.,
                               as the Borrower,

              THE MATERIAL DOMESTIC SUBSIDIARIES OF THE BORROWER,
                              as the Guarantors,

                            BANK OF AMERICA, N.A.,
          as Administrative Agent, Swing Line Lender and L/C Issuer,

                                      and

                        THE OTHER LENDERS PARTY HERETO



                        BANC OF AMERICA SECURITIES LLC,
                  as Sole Lead Arranger and Sole Book Manager



================================================================================

                                                 TABLE OF CONTENTS

ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS.......................................................................1
         1.01     Defined Terms...................................................................................1
                  -------------
         1.02     Other Interpretive Provisions..................................................................19
                  -----------------------------
         1.03     Accounting Terms...............................................................................20
                  ----------------
         1.04     Rounding.......................................................................................20
                  --------
         1.05     Times of Day...................................................................................20
                  ------------
         1.06     Letter of Credit Amounts.......................................................................21
                  ------------------------
ARTICLE II  THE COMMITMENTS AND CREDIT EXTENSIONS................................................................21
         2.01     Revolving Loans................................................................................21
                  ---------------
         2.02     Borrowings, Conversions and Continuations of Loans.............................................21
                  --------------------------------------------------
         2.03     Letters of Credit..............................................................................23
                  -----------------
         2.04     Swing Line Loans...............................................................................30
                  ----------------
         2.05     Prepayments....................................................................................32
                  -----------
         2.06     Termination or Reduction of Aggregate Revolving Commitments....................................34
                  -----------------------------------------------------------
         2.07     Repayment of Loans.............................................................................34
                  ------------------
         2.08     Interest.......................................................................................34
                  --------
         2.09     Fees...........................................................................................35
                  ----
         2.10     Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate...................35
                  ----------------------------------------------------------------------------
         2.11     Evidence of Debt...............................................................................36
                  ----------------
         2.12     Payments Generally; Administrative Agent's Clawback............................................37
                  ---------------------------------------------------
         2.13     Sharing of Payments by Lenders.................................................................38
                  ------------------------------
ARTICLE III  TAXES, YIELD PROTECTION AND ILLEGALITY..............................................................39
         3.01     Taxes..........................................................................................39
                  -----
         3.02     Illegality.....................................................................................40
                  ----------
         3.03     Inability to Determine Rates...................................................................41
                  ----------------------------
         3.04     Increased Costs................................................................................41
                  ---------------
         3.05     Compensation for Losses........................................................................42
                  ------------------------
         3.06     Mitigation Obligations; Replacement of Lenders.................................................43
                  ----------------------------------------------
         3.07     Survival.......................................................................................43
                  --------
ARTICLE IV  GUARANTY.............................................................................................43
            --------
         4.01     The Guaranty...................................................................................43
                  ------------
         4.02     Obligations Unconditional......................................................................44
                  -------------------------
         4.03     Reinstatement..................................................................................45
                  -------------
         4.04     Certain Additional Waivers.....................................................................45
                  --------------------------
         4.05     Remedies.......................................................................................45
                  --------
         4.06     Rights of Contribution.........................................................................45
                  ----------------------
         4.07     Guarantee of Payment; Continuing Guarantee.....................................................45
                  ------------------------------------------
ARTICLE V  CONDITIONS PRECEDENT TO CREDIT EXTENSIONS.............................................................46
         5.01     Conditions of Initial Credit Extension.........................................................46
                  --------------------------------------
         5.02     Conditions to all Credit Extensions............................................................47
                  -----------------------------------
ARTICLE VI  REPRESENTATIONS AND WARRANTIES.......................................................................48
         6.01     Financial Condition............................................................................48
                  -------------------
         6.02     No Change......................................................................................48
                  ---------

                                      i


         6.03     Corporate Existence; Compliance with Law.......................................................48
                  ----------------------------------------
         6.04     Corporate Power; Authorization; Enforceable Obligations........................................48
                  -------------------------------------------------------
         6.05     No Legal Bar; No Default.......................................................................49
                  ------------------------
         6.06     No Material Litigation.........................................................................49
                  ----------------------
         6.07     Investment Company Act.........................................................................49
                  ----------------------
         6.08     Margin Regulations.............................................................................49
                  ------------------
         6.09     ERISA Compliance...............................................................................49
                  ----------------
         6.10     Purpose of Loans...............................................................................50
                  ----------------
         6.11     Subsidiaries...................................................................................50
                  ------------
         6.12     Ownership......................................................................................50
                  ---------
         6.13     Taxes..........................................................................................50
                  -----
         6.14     Investments....................................................................................50
                  -----------
         6.15     No Burdensome Restrictions.....................................................................50
                  --------------------------
         6.16     Brokers' Fees..................................................................................51
                  -------------
         6.17     Labor Matters..................................................................................51
                  -------------
         6.18     Accuracy and Completeness of Information.......................................................51
                  ----------------------------------------
         6.19     Obligations Permitted Under Senior Notes.......................................................51
                  ----------------------------------------
ARTICLE VII  AFFIRMATIVE COVENANTS...............................................................................51
         7.01     Financial Statements...........................................................................51
                  --------------------
         7.02     Certificates; Other Information................................................................52
                  -------------------------------
         7.03     Payment of Obligations.........................................................................53
                  ----------------------
         7.04     Conduct of Business and Maintenance of Existence...............................................53
                  ------------------------------------------------
         7.05     Maintenance of Property; Insurance.............................................................53
                  ----------------------------------
         7.06     Inspection of Property; Books and Records; Discussions.........................................54
                  ------------------------------------------------------
         7.07     Notices........................................................................................54
                  -------
         7.08     Compliance with Law............................................................................55
                  -------------------
         7.09     Additional Subsidiary Guarantors...............................................................55
                  --------------------------------
ARTICLE VIII  NEGATIVE COVENANTS.................................................................................55
         8.01     Indebtedness...................................................................................55
                  ------------
         8.02     Liens..........................................................................................56
                  -----
         8.03     Nature of Business.............................................................................56
                  ------------------
         8.04     Consolidation, Merger, Sale or Purchase of Assets, etc.........................................56
                  ------------------------------------------------------
         8.05     Advances, Investments and Loans................................................................57
                  -------------------------------
         8.06     Issuance of Equity Securities..................................................................57
                  -----------------------------
         8.07     Transactions with Affiliates; Modification of Documentation....................................57
                  -----------------------------------------------------------
         8.08     Fiscal  Year; Organizational Documents.........................................................58
                  --------------------------------------
         8.09     Limitation on Restricted Actions...............................................................58
                  --------------------------------
         8.10     Restricted Payments............................................................................58
                  -------------------
         8.11     Financial Covenants............................................................................59
                  -------------------
         8.12     Limitation on Securitization Transactions......................................................59
                  -----------------------------------------
ARTICLE IX  EVENTS OF DEFAULT AND REMEDIES.......................................................................59
         9.01     Events of Default..............................................................................59
                  -----------------
         9.02     Remedies Upon Event of Default.................................................................61
                  ------------------------------
         9.03     Application of Funds...........................................................................62
                  --------------------
ARTICLE X  ADMINISTRATIVE AGENT..................................................................................62
         10.01    Appointment and Authority......................................................................62
                  -------------------------

                                      ii


         10.02    Rights as a Lender.............................................................................63
                  ------------------
         10.03    Exculpatory Provisions.........................................................................63
                  ----------------------
         10.04    Reliance by Administrative Agent...............................................................64
                  --------------------------------
         10.05    Delegation of Duties...........................................................................64
                  --------------------
         10.06    Resignation of Administrative Agent............................................................64
                  -----------------------------------
         10.07    Non-Reliance on Administrative Agent and Other Lenders.........................................65
                  ------------------------------------------------------
         10.08    No Other Duties; Etc...........................................................................65
                  --------------------
         10.09    Administrative Agent May File Proofs of Claim..................................................65
                  ---------------------------------------------
         10.10    Guaranty Matters...............................................................................66
                  ----------------
ARTICLE XI  MISCELLANEOUS........................................................................................66
         11.01    Amendments, Etc................................................................................66
                  ---------------
         11.02    Notices and Other Communications; Facsimile Copies.............................................68
                  --------------------------------------------------
         11.03    No Waiver; Cumulative Remedies.................................................................69
                  ------------------------------
         11.04    Expenses; Indemnity; and Damage Waiver.........................................................70
                  --------------------------------------
         11.05    Payments Set Aside.............................................................................71
                  ------------------
         11.06    Successors and Assigns.........................................................................71
                  ----------------------
         11.07    Treatment of Certain Information; Confidentiality..............................................75
                  -------------------------------------------------
         11.08    Set-off........................................................................................76
                  -------
         11.09    Interest Rate Limitation.......................................................................76
                  ------------------------
         11.10    Counterparts; Integration; Effectiveness.......................................................76
                  ----------------------------------------
         11.11    Survival of Representations and Warranties.....................................................76
                  ------------------------------------------
         11.12    Severability...................................................................................77
                  ------------
         11.13    Replacement of Lenders.........................................................................77
                  ----------------------
         11.14    Governing Law; Jurisdiction; Etc...............................................................78
                  --------------------------------
         11.15    Waiver of Right to Trial by Jury...............................................................79
                  --------------------------------
         11.16    USA PATRIOT Act Notice.........................................................................79
                  ----------------------

SCHEDULES

         1.01              Senior Notes
         2.01              Commitments and Applicable Percentages
         6.06              Litigation
         6.09              ERISA
         6.11              Subsidiaries
         6.17              Labor Matters
         8.01              Indebtedness Existing on the Closing Date
         8.02              Liens Existing on the Closing Date
         8.05              Investments Existing on the Closing Date
         11.02             Certain Addresses for Notices

EXHIBITS

         2.02              Form of Loan Notice
         2.04              Form of Swing Line Loan Notice
         2.11(a)(i)        Form of Revolving Note
         2.11(a)(ii)       Form of Swing Line Note
         7.02              Form of Compliance Certificate
         7.09              Form of Joinder Agreement
         11.06             Form of Assignment and Assumption

                               CREDIT AGREEMENT

         This CREDIT AGREEMENT is entered into as of May 8, 2007 among GRAYBAR ELECTRIC COMPANY, INC., a New York corporation (the "Borrower"), the
                                                     --------
Guarantors (defined herein), the Lenders (defined herein) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

         The Borrower has requested that the Lenders provide a credit facility for the purposes set forth herein, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

1.01     Defined Terms.
         -------------

         As used in this Agreement, the following terms shall have the meanings set forth below:

         "Acquisition", by any Person, means the acquisition by such Person of
          -----------
a least a majority of the Voting Stock of another Person or all or substantially all of the Property of another Person, whether or not involving a merger or consolidation with such Person.

         "Administrative Agent" means Bank of America in its capacity as
          --------------------
administrative agent under any of the Credit Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's
          -----------------------------
address and, as appropriate, account as set forth on Schedule 11.02 or such
                                                     --------------
other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         "Administrative Questionnaire" means an Administrative Questionnaire
          ----------------------------
in a form supplied by the Administrative Agent.

         "Affiliate" means, as to any Person, any other Person which, directly
          ---------
or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Aggregate Revolving Commitments" means the Revolving Commitments of
          -------------------------------
all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Closing Date is TWO HUNDRED MILLION DOLLARS ($200,000,000).

         "Agreement" means this Credit Agreement.
          ---------

         "Applicable Percentage" means with respect to any Lender at any time,
          ---------------------
the percentage of the Aggregate Revolving Commitments represented by such Lender's Revolving Commitment at such time;

provided that if the commitment of each Lender to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or if the Aggregate Revolving Commitments
                       ------------
have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on
Schedule 2.01 or in the Assignment and Assumption pursuant to which such
-------------
Lender becomes a party hereto, as applicable.

         "Applicable Rate" means the following percentages per annum, based
          ---------------
upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to
Section 7.02(b):
---------------

----------------------------------------------------------------------------------------------------------------
                       Consolidated                           Letter of        Eurodollar
   Pricing Tier       Leverage Ratio      Facility Fee        Credit Fee       Rate Loans      Base Rate Loans
----------------------------------------------------------------------------------------------------------------
         1              > 3.25:1.0            0.40%             1.35%             1.35%             0.35%
                        -
----------------------------------------------------------------------------------------------------------------
         2           > 2.50:1.0 but <         0.30%             1.075%           1.075%            0.075%
                     -   3.25:1.0
----------------------------------------------------------------------------------------------------------------
                     > 1.75:1.0 but <
         3           -   2.50:1.0             0.25%             0.875%           0.875%             0.0%
----------------------------------------------------------------------------------------------------------------
                      > 1.0:1.0 but
         4            - < 1.75:1.0            0.20%             0.675%           0.675%             0.0%
----------------------------------------------------------------------------------------------------------------
         5              < 1.0:1.0             0.15%             0.60%             0.60%             0.0%
----------------------------------------------------------------------------------------------------------------

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b); provided, however, that if a Compliance
                       --------------  --------  -------
Certificate is not delivered when due in accordance with such Section, then Pricing Tier 1 shall apply as of the fifth Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(b),
                                                              ---------------
whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the Closing Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending June 30,
                      ---------------
2007 shall be determined based upon Pricing Tier 3.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
              ---------------

         "Approved Fund" means any Fund that is administered or managed by (a)
          -------------
a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Asset Disposition" means the disposition of any or all of the assets
          -----------------
(including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of any Credit Party or any Subsidiary whether by sale, lease, transfer or otherwise. The term "Asset Disposition" shall not include (a) Specified Sales or (b) any Equity Issuance.

         "Assignee Group" means two or more Eligible Assignees that are
          --------------
Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

         "Assignment and Assumption" means an assignment and assumption
          -------------------------
entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the
                                   ----------------
Administrative Agent, in substantially the form of Exhibit 11.06 or any other
                                                   -------------
form approved by the Administrative Agent.

         "Availability Period" means the period from and including the Closing
          -------------------
Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06, and (c) the date
                                                ------------
of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section
                                                                       -------
9.02.
----

         "Bank of America" means Bank of America, N.A. and its successors.
          ---------------

         "BAS" means Banc of America Securities LLC, in its capacity as sole
          ---
lead arranger and book manager.

         "Base Rate" means for any day a fluctuating rate per annum equal to
          ---------
the higher of (a) the Federal Funds Rate plus 0.50% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the "prime rate" announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan that bears interest based on the Base
          --------------
Rate.

         "Borrower" has the meaning specified in the introductory paragraph
          --------
hereto.

         "Borrower Materials" has the meaning specified in Section 7.02.
          ------------------                               ------------

         "Borrowing" means a borrowing consisting of simultaneous Loans of the
          ---------
same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.
                                               ------------

         "Business Day" means any day other than a Saturday, Sunday or other
          ------------
day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

         "Capital Lease" means, as applied to any Person, any lease of any
          -------------
property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

         "Capital Stock" means (a) in the case of a corporation, capital
          -------------
stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Collateral" has the meaning specified in Section 2.03(g).
          ---------------                               ---------------

         "Cash Collateralize" has the meaning specified in Section 2.03(g).
          ------------------                               ---------------

         "Cash Equivalents" means (a) securities issued or directly and fully
          ----------------
guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"),
                                                  ----------------------
(b) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (ii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than
               -------------
364 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (e) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (f) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

         "Change in Law" means the occurrence, after the date of this
          -------------
Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

         "Closing Date" means the date hereof.
          ------------

         "Commitment" means, as to each Lender, the Revolving Commitment of
          ----------
such Lender.

         "Commonly Controlled Entity" means an entity, whether or not
          --------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Internal Revenue Code.

         "Compliance Certificate" means a certificate substantially in the
          ----------------------
form of Exhibit 7.02.
        ------------

         "Consolidated EBITDA" means, for any period, the sum of (a)
          -------------------
Consolidated Net Income for such period, plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (i) Consolidated Interest Expense, (ii) total federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense and (iv) other extraordinary non-recurring, non-cash charges.

          "Consolidated Funded Indebtedness" means, with respect to any
           --------------------------------
Person, without duplication, all Indebtedness of such Person other than Indebtedness of the types referred to in clauses (e) and (i) of the definition of "Indebtedness" set forth in this Section 1.01.
                                    ------------

         "Consolidated Interest Expense" means, for any period, all interest
          -----------------------------
expense of the Credit Parties and their Subsidiaries including the interest component under Capital Leases and the implied interest component under Securitization Transactions, as determined in accordance with GAAP. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

         "Consolidated Interest Coverage Ratio" means, with respect to the
          ------------------------------------
Credit Parties and their Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Credit Parties and their Subsidiaries, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

         "Consolidated Leverage Ratio" means, as of any date of determination,
          ---------------------------
with respect to the Credit Parties and their Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) the sum of (i) Consolidated Funded Indebtedness of the Credit Parties and their Subsidiaries on a consolidated basis as of such date (not including any Consolidated Funded Indebtedness of Graybar Financial Services, Inc. as of such date) minus (ii) Unrestricted Cash and Cash
                                -----
Equivalents of the Borrower or any Subsidiary in excess of $10,000,000 in the aggregate on the consolidated balance sheet of the Borrower and its Subsidiaries as of such date to (b) Consolidated EBITDA for such period.

         "Consolidated Net Income" means, for any period, net income
          -----------------------
(excluding extraordinary items) after taxes for such period of the Credit Parties and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Consolidated Total Assets" means as of any date with respect to the
          -------------------------
Credit Parties and their Subsidiaries on a consolidated basis, total assets, as determined in accordance with GAAP.

         "Contractual Obligation" means, as to any Person, any provision of
          ----------------------
any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Credit Documents" means this Agreement, each Note, each Issuer
          ----------------
Document, each Joinder Agreement and the Fee Letter.

         "Credit Extension" means each of the following: (a) a Borrowing and
          ----------------
(b) an L/C Credit Extension.

         "Credit Parties" means, collectively, the Borrower and each
          --------------
Guarantor.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States,
          ------------------
and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or condition that constitutes an Event of
          -------
Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means (a) when used with respect to Obligations other
          ------------
than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus
                                                                        ----
(ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2%
                                                                ----
per annum; provided, however, that with respect to a Eurodollar Rate Loan, the
           --------  -------
Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.
                                                 ----

         "Defaulting Lender" means any Lender that (a) has failed to fund any
          -----------------
portion of the Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

         "Dollar" and "$" mean lawful money of the United States.
          ------       -

         "Domestic Subsidiary" means any Subsidiary that is organized under
          -------------------
the laws of any state of the United States or the District of Columbia.

          "Eligible Assignee" means any Person that meets the requirements to
           -----------------
be an assignee under Section 11.06(b)(iv) and (v) (subject to such consents,
                     --------------------     ---
if any, as may be required under Section 11.06(b)(ii)).
                                 --------------------

         "Environmental Liability" means any liability, contingent or
          -----------------------
otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Credit Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any environmental law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Equity Issuance" means any issuance by any Credit Party or any
          ---------------
Subsidiary to any Person which is not the Borrower of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition or the issuance of common stock of the Borrower's Subsidiaries to its officers, directors or employees in connection with stock offering plans and other benefit plans of such Subsidiaries.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not
          ---------------
incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and
(o) of the Internal Revenue Code for purposes of provisions relating to
Section 412 of the Internal Revenue Code).

         "Eurodollar Base Rate" means, for any Interest Period with respect to
          --------------------
a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other
                         ---------
commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurodollar Base Rate" for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

         "Eurodollar Rate" means, for any Interest Period with respect to any
          ---------------
Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Base Rate for such Eurodollar Rate Loan for such Interest Period by (b) one minus the Eurodollar Reserve Percentage for such Eurodollar Rate Loan for such Interest Period.

         "Eurodollar Rate Loan" means a Loan that bears interest at a rate
          --------------------
based on the Eurodollar Rate.

         "Eurodollar Reserve Percentage" means, for any day during any
          -----------------------------
Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Event of Default" means any of the events specified in Section 9.01;
          ----------------                                       ------------
provided, however, that any requirement for the giving of notice or the lapse
--------  -------
of time, or both, or any other condition, has been satisfied.

         "Excluded Taxes" means, with respect to the Administrative Agent, any
          --------------
Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any Obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 11.13), any withholding tax that is imposed on amounts payable
      --------------
to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the extent that such Foreign Lender (or
            ---------------
its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.01(a).
                                                          ---------------

         "Existing Credit Agreement" means that certain 364-Day Credit
          -------------------------
Agreement dated as of July 22, 2004 among the Borrower, the guarantors party thereto, the lenders party thereto and Wachovia Bank, National Association, as administrative agent, as amended or modified from time to time.

         "Facility Fee" has the meaning specified in Section 2.09(a).
          ------------                               ---------------

         "Federal Funds Rate" means, for any day, the rate per annum equal to
          ------------------
the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business
                              --------
Day, the Federal

Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letter" means the letter agreement, dated March 30, 2007 among
          ----------
the Borrower, Bank of America and BAS.

         "Foreign Lender" means any Lender that is organized under the laws of
          --------------
a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "FRB" means the Board of Governors of the Federal Reserve System of
          ---
the United States.

         "Fund" means any Person (other than a natural person) that is (or
          ----
will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

         "GAAP" means generally accepted accounting principles in the United
          ----
States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and as in effect from time to time.

         "Governmental Authority" means the government of the United States or
          ----------------------
any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "Guarantors" means each Material Domestic Subsidiary of the Borrower
          ----------
identified as a "Guarantor" on the signature pages hereto and each other Person that joins as a Guarantor pursuant to Section 7.09, together with their
                                             ------------
successors and permitted assigns.

         "Guaranty" means the Guaranty made by the Guarantors in favor of the
          --------
Administrative Agent and the Lenders pursuant to Article IV.
                                                 ----------

         "Guaranty Obligations" means, with respect to any Person, without
          --------------------
duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person for the benefit of any holder of Indebtedness of such other Person, (c) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (d) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof.

         "Hazardous Materials" means all explosive or radioactive substances
          -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any environmental law.

         "Honor Date" has the meaning set forth in Section 2.03(c).
          ----------                               ---------------

         "Indebtedness" means, with respect to any Person, without
          ------------
duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) the Swap Termination Value of any Swap Contract, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, Securitization Transaction, off-balance sheet loan or similar off-balance sheet financing product, (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Indebtedness.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.
          -----------------

         "Indemnitees" has the meaning specified in Section 11.04(b).
          -----------                               ----------------

         "Information" has the meaning specified in Section 11.07.
          -----------                               -------------

         "Insolvency" means, with respect to any Multiemployer Plan, the
          ----------
condition that such Plan is insolvent within the meaning of such term as used in Section 4245 of ERISA.

         "Interest Payment Date" means (a) as to any Eurodollar Rate Loan, the
          ---------------------
last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate
      --------  -------
Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.

         "Interest Period" means, as to each Eurodollar Rate Loan, the period
          ---------------
commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Loan Notice provided that:
--------

                  (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (c) no Interest Period shall extend beyond the Maturity
         Date.

         "Internal Revenue Code" means the Internal Revenue Code of 1986.
          ---------------------

         "IRS" means the United States Internal Revenue Service.
          ---

         "ISP" means, with respect to any Letter of Credit, the "International
          ---
Standby Practices 1998" published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

         "Issuer Documents" means with respect to any Letter of Credit, the
          ----------------
Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit.

         "Issuing Subsidiary" has the meaning specified in Section 8.06.
          ------------------                               ------------

         "Joinder Agreement" means a joinder agreement substantially in the
          -----------------
form of Exhibit 7.09 executed and delivered by a Domestic Subsidiary in
        ------------
accordance with the provisions of Section 7.09.
                                  ------------

         "Laws" means, collectively, all international, foreign, federal,
          ----
state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Lender, such Lender's
          -----------
funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

         "L/C Borrowing" means an extension of credit resulting from a drawing
          -------------
under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing of Revolving Loans.

         "L/C Credit Extension" means, with respect to any Letter of Credit,
          --------------------
the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

         "L/C Issuer" means Bank of America in its capacity as issuer of
          ----------
Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

         "L/C Obligations" means, as at any date of determination, the
          ---------------
aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.
----
For purposes of computing the amount available to be drawn under any Letter of

Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any
                ------------
date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "Lenders" means each of the Persons identified as a "Lender" on the
          -------
signature pages hereto and their successors and assigns and, as the context requires, includes the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of
          --------------
such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" means any standby letter of credit issued
          ----------------
hereunder.

         "Letter of Credit Application" means an application and agreement for
          ----------------------------
the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is thirty days
          --------------------------------
prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Fee" has the meaning specified in Section 2.03(i).
          --------------------                               ---------------

         "Letter of Credit Sublimit" means an amount equal to the lesser of
          -------------------------
(a) the unfunded portion of the Aggregate Revolving Commitments and (b) $20,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
          ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "Loan" means an extension of credit by a Lender to the Borrower under
          ----
Article II in the form of a Revolving Loan or Swing Line Loan.

         "Loan Notice" means a notice of (a) a Borrowing of Loans, (b) a
          -----------
conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, in each case pursuant to Section 2.02(a), which, if in
                                                ---------------
writing, shall be substantially in the form of Exhibit 2.02.
                                               ------------

         "Material Adverse Effect" means a material adverse effect on (a) the
          -----------------------
business, operations, property or condition (financial or otherwise) of the Credit Parties and their Subsidiaries taken as a whole, (b) the ability of any Credit Party to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "Material Domestic Subsidiary" means any Domestic Subsidiary of the
          ----------------------------
Borrower (excluding Graybar Commerce Corporation, Graybar Services, Inc. and Graybar Financial Services, Inc.) which, together with its Subsidiaries on a consolidated basis during the twelve month period preceding such date of determination, represents 5% or more of the consolidated revenues of the Borrower and its Subsidiaries.

         "Maturity Date" May 8, 2012.
          -------------

         "Moody's" means Moody's Investors Service, Inc. and any successor
          -------
thereto.

         "Multiemployer Plan" means any employee benefit plan of the type
          ------------------
described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

         "Note" or "Notes" means the Revolving Notes and/or the Swing Line
          ----      -----
Note, individually or collectively, as appropriate.

         "Obligations" means all advances to, and debts, liabilities,
          -----------
obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

         "Organization Documents" means, (a) with respect to any corporation,
          ----------------------
the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

         "Other Taxes" means all present or future stamp or documentary taxes
          -----------
or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document.

         "Outstanding Amount" means (i) with respect to any Loans on any date,
          ------------------
the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

         "Participant" has the meaning specified in Section 11.06(d).
          -----------                               ----------------

         "PBGC" means the Pension Benefit Guaranty Corporation or any
          ----
successor thereto.

         "Pension Plan" means any "employee pension benefit plan" (as such
          ------------
term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

         "Permitted Acquisition" means an Acquisition by any Credit Party or
          ---------------------
any Subsidiary of any Credit Party for the fair market value of the capital stock or Property acquired, provided that (a) the Capital Stock or Property
                            --------
acquired in such Acquisition relates to a line of business similar to the business of such Credit Party and its Subsidiaries engaged in on the Closing Date; (b) in the case of an Acquisition of the capital stock of another Person, (i) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition and (ii) such Person shall become a wholly-owned direct or indirect Subsidiary of the Credit Party; (c) the representations and warranties made by the Credit Party in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date and no Default or Event of Default exists as of the date of such Acquisition (after giving effect thereto); and (d) if the aggregate consideration for such Acquisition exceeds three percent (3%) of Consolidated Total Assets, the Credit Party shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the Acquisition on a Pro Forma Basis, the Credit Party will be in compliance with all of the financial covenants set forth in Section 8.11.
                                                            ------------

         "Permitted Investments" means:
          ---------------------

                  (a) cash and Cash Equivalents;

                  (b) receivables owing to any Credit Party or any of its Subsidiaries or any receivables and advances to suppliers, or refunds due to customers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (c) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (d) investments existing as of the Closing Date and set forth in Schedule 8.05;
                  -------------

                  (e) loans to employees, directors or officers in connection with the award of convertible bonds or stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement in the aggregate not to exceed $5,000,000 (calculated on the exercise price for any such shares) in the aggregate at any time outstanding;

                  (f) other advances or loans to employees, directors, officers, shareholders or agents not to exceed $10,000,000 in the aggregate at any time outstanding;

                  (g) Permitted Acquisitions and, to the extent permitted by
         Section 8.12, Securitization Transactions; and
         ------------

                  (h) additional loan advances and/or investments of a nature not contemplated by the foregoing clauses hereof, provided that such
                                                           --------
         loans, advances and/or investments made pursuant to this clause (h) shall not exceed an aggregate amount of more than five percent (5%) of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year.

         As used herein, "investment" means all investments, in cash or by
                          ----------
         delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

         "Permitted Liens" means:
          ---------------

                  (a) Liens existing as of the Closing Date and set forth on
         Schedule 8.02; provided that no such Lien shall at any time be
         -------------  --------
         extended to or cover any Property other than the Property subject thereto on the Closing Date (provided, however, (i) that Liens on new Property which arise in replacement of Liens on previously owned Property to the extent that such new Property is acquired through like-kind exchanges or similar substitutions and (ii) Liens on new Property used to replace Property formerly serving as collateral for a synthetic lease financing, in each case, shall be permitted hereunder);

                  (b) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                  (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such
                                                           --------
         Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                  (d) Liens (other than Liens created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (e) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments
                                              --------
         secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

                  (f) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                  (g) Liens securing purchase money Indebtedness (including Capital Leases), provided that any such Lien attaches only to the
                          --------
         Property financed and such Lien attaches thereto concurrently with or within 90 days after the acquisition thereof;

                  (h) leases or subleases granted to others not interfering in any material respect with the business of the Credit Parties and their Subsidiaries;

                  (i) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;

                  (j) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

                  (k) inchoate Liens arising under ERISA to secure current service pension liabilities as they are incurred under the provisions of any Plan;

                  (l) Liens assumed in connection with a Permitted Acquisition, so long as (i) such Liens cover only the assets acquired pursuant to such Permitted Acquisition and (ii) such Liens were not created in contemplation of such Permitted Acquisition;

                  (m) additional Liens not otherwise permitted by the foregoing clauses hereof; provided that such additional Liens
                                   --------
         permitted by this clause (m) do not encumber property and assets which constitute more than ten percent (10%) of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year;

                  (n) Liens created or deemed to exist in connection with a Securitization Transaction permitted hereunder (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable Securitization Receivables actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction.

         "Person" means any natural person, corporation, limited liability
          ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in
          ----
Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Internal Revenue Code or Title IV of ERISA, any ERISA Affiliate.

         "Platform" has the meaning specified in Section 7.02.
          --------                               ------------

         "Pro Forma Basis" means, for purposes of calculating compliance
          ---------------
with each of the financial covenants set forth in Section 8.11 in respect
                                                  ------------
of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent has received the information required pursuant to Section 7.01. In connection with any calculation of the
                     ------------
financial covenants set forth in Section 8.11 upon giving effect to a
                                 ------------
transaction on a Pro Forma Basis, (a) any Indebtedness incurred by any Credit Party in connection with such transaction (i) shall be deemed to have been incurred as of the first day of the applicable period and (ii) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination, (b) income statement items (whether positive or negative) attributable to the Property acquired in such transaction or to the Acquisition comprising such transaction, as applicable, shall be included to the extent relating to the relevant period and (c) pro forma adjustments may be included to the extent that such adjustments give effect to events that are (i) directly attributable to such transaction, (ii) expected to continue to be applicable to the Credit Party,
(iii) factually supportable and (iv) reasonably acceptable to the Administrative Agent.

         "Pro Forma Compliance Certificate" means a certificate of a
          --------------------------------
Responsible Officer of the Borrower containing reasonably detailed calculations of the financial covenants set forth in Section 8.11 as of the
                                                     ------------
most recent fiscal quarter end for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b) after giving effect to
                                 ---------------    ---
the applicable transaction on a Pro Forma Basis.

         "Property" means any interest in any kind of property or asset,
          --------
whether real, personal or mixed, or tangible or intangible.

         "Public Lender" has the meaning specified in Section 7.02.
          -------------                               ------------

         "Register" has the meaning specified in Section 11.06(c).
          --------                               ----------------

         "Related Parties" means, with respect to any Person, such Person's
          ---------------
Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

         "Reorganization" means, with respect to any Multiemployer Plan, the
          --------------
condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

         "Reportable Event" means any of the events set forth in Section
          ----------------
4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.

         "Request for Credit Extension" means (a) with respect to a Borrowing,
          ----------------------------
conversion or continuation of Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

         "Required Lenders" means, at any time, Lenders holding in the
          ----------------
aggregate more than 50% of (a) the unfunded Commitments and the outstanding Loans, L/C Obligations and participations therein or (b) if the Commitments have been terminated, the outstanding Loans, L/C Obligations and participations therein. The unfunded Commitments of, and the outstanding Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

         "Requirement of Law" means, as to any Person, the Organization
          ------------------
Documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" means the chief executive officer, president,
          -------------------
chief financial officer, vice president and treasurer of a Credit Party. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party.

         "Restricted Payment" has the meaning specified in Section 8.10.
          ------------------                               ------------

         "Revolving Commitment" means, as to each Lender, its obligation to
          --------------------
(a) make Revolving Loans to the Borrower pursuant to Section 2.01, (b)
                                                     ------------
purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule
                                                                  --------
2.01 or in the Assignment and Assumption pursuant to which such Lender becomes
----
a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Revolving Loan" has the meaning specified in Section 2.01.
          --------------                               ------------

         "Revolving Note" has the meaning specified in Section 2.11(a).
          --------------                               ---------------

         "Sale Leaseback Transaction" means any direct or indirect arrangement
          --------------------------
with any Person or to which any such Person is a party, providing for the leasing to any Credit Party of any Property, whether owned by such Credit Party as of the Closing Date or later acquired, which has been or is to be sold or transferred by such Credit Party to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such Property.

         "S&P" means Standard & Poor's Ratings Services, a division of The
          ---
McGraw-Hill Companies, Inc. and any successor thereto.

         "SEC" means the Securities and Exchange Commission, or any
          ---
Governmental Authority succeeding to any of its principal functions.

         "Securitization Transaction" means any financing transaction or
          --------------------------
series of financing transactions that has been or may be entered into by the Borrower or any Subsidiary of the Borrower pursuant to which the Borrower or any Subsidiary of the Borrower may sell, convey or otherwise transfer to (i) a Subsidiary or Affiliate of the Borrower (a "Securitization Subsidiary"), or
                                            -------------------------
(ii) any other Person, or may grant a security interest in, any accounts receivable, notes receivable, rights to future lease payments or residuals or other similar rights to payment (the "Securitization Receivables") (whether
                                      --------------------------
such Securitization Receivables are then existing or arising in the future) of the Borrower or any Subsidiary of the Borrower, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

         "Senior Notes" means those certain senior notes of the Borrower
          ------------
described on Schedule 1.01.
             -------------

         "Single Employer Plan" means any Plan which is not a Multiemployer
          --------------------
Plan.

         "Solvent" or "Solvency" means, with respect to any Person as of a
          -------      --------
particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Specified Sales" means (a) the sale, transfer, lease or other
          ---------------
disposition of inventory and materials in the ordinary course of business and
(b) the sale, transfer or other disposition of cash and Cash Equivalents, so long as the applicable Credit Party or the applicable Subsidiary receives, in return, cash, Cash Equivalents or other property having a fair market value equal to the fair market value of such Cash Equivalents.

         "Subsidiary" of a Person means a corporation, partnership, joint
          ----------
venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swap Contract" means (a) any and all rate swap transactions, basis
          -------------
swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master
                                                                    ------
Agreement"), including any such obligations or liabilities under any Master
---------
Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap
          ----------------------
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

         "Swing Line Lender" means Bank of America in its capacity as provider
          -----------------
of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.04(a).
          ---------------                               ---------------

         "Swing Line Loan Notice" means a notice of a Borrowing of Swing Line
          ----------------------
Loans pursuant to Section 2.04(b), which, if in writing, shall be
                  ---------------
substantially in the form of Exhibit 2.04.
                             ------------

         "Swing Line Note" has the meaning specified in Section 2.11(a).
          ---------------                               ---------------

         "Swing Line Sublimit" means an amount equal to the lesser of (a)
          -------------------
$20,000,000 and (b) the unfunded portion of the Aggregate Revolving Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

         "Taxes" means all present or future taxes, levies, imposts, duties,
          -----
deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

         "Total Revolving Outstandings" means the aggregate Outstanding Amount
          ----------------------------
of all Revolving Loans, all Swing Line Loans and all L/C Obligations.

         "Type" means, with respect to any Loan, its character as a Base Rate
          ----
Loan or a Eurodollar Rate Loan.

         "United States" and "U.S." mean the United States of America.
          -------------       ----

         "Unreimbursed Amount" has the meaning specified in Section
          -------------------                               -------
2.03(c)(i).
----------

         "Unrestricted Cash and Cash Equivalents" means cash on hand and Cash
          --------------------------------------
Equivalents of the Borrower and its Subsidiaries in each case that are not subject to any Lien or any other restriction on access thereto or use thereof by the Borrower or any Subsidiary.

         "Voting Stock" means, with respect to any Person, Capital Stock
          ------------
issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         "Wholly Owned Subsidiary" means any Person 100% of whose Capital
          -----------------------
Stock is at the time owned by the Borrower directly or indirectly through other Persons 100% of whose Capital Stock is at the time owned, directly or indirectly, by the Borrower.

1.02     Other Interpretive Provisions.
         -----------------------------

         With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

                  (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes"
                                                          -------    --------
         and "including" shall be deemed to be followed by the phrase "without
              ---------
         limitation." The word "will" shall be construed to have the same
                                ----
         meaning and effect as the word "shall." Unless the context requires
                                         -----
         otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Credit Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein," "hereof" and "hereunder," and words of similar import when
          ------    ------       ---------
         used in any Credit Document, shall be construed to refer to such Credit Document in its entirety and not to any particular provision thereof, (iv) all references in a Credit Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Credit Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi)
         the words "asset" and "property" shall be construed to have the same
                    -----       --------
         meaning and effect and to refer to any and all real and personal property and tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  (b) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and
                                                   ----         --------
         including;" the words "to" and "until" each mean "to but excluding;"
         ---------              --       -----             ----------------
         and the word "through" means "to and including."
                       -------         ----------------

                  (c) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.

1.03     Accounting Terms.
         ----------------

         (a) Generally. Unless otherwise specified herein, all accounting
             ---------
terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower notifies
                                       --------
the Administrative Agent that it wishes to amend any covenant in Section 8.11
                                                                 ------------
to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 8.11 for such purpose), then the
                               ------------
Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

         (b) Changes in GAAP. The Borrower shall deliver to the Administrative
             ---------------
Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of
Section 7.01, (a) a description in reasonable detail of any material change in
------------
the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (b) a reasonable estimate of the effect on the financial statements on account of such changes in application.

         (c) Calculations. Notwithstanding the above, the parties hereto
             ------------
acknowledge and agree that all calculations of the financial covenants in
Section 8.11 (including for purposes of determining the Applicable Rate) shall
------------
be made on a Pro Forma Basis.

1.04     Rounding.
         --------

         Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05     Times of Day.
         ------------

         Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).

1.06     Letter of Credit Amounts.
         ------------------------

         Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of
                        --------  -------
Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

                                  ARTICLE II

                     THE COMMITMENTS AND CREDIT EXTENSIONS

2.01     Revolving Loans.
         ---------------

         Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Revolving Loan") to the
                                                   --------------
Borrower in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Revolving Commitment; provided,
                                                              --------
however, that after giving effect to any Borrowing of Revolving Loans, (i) the
-------
Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Applicable Percentage of the Outstanding
               ----
Amount of all L/C Obligations plus such Lender's Applicable Percentage of the
                              ----
Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving Commitment. Within the limits of each Lender's Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this
           ------------               ------------
Section 2.01. Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans,
------------
as further provided herein, provided, however, all Borrowings made on the Closing Date shall be made as Base Rate Loans.

2.02     Borrowings, Conversions and Continuations of Loans.
         --------------------------------------------------

         (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of, Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by
                                 ---------------
delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.05(c), each Borrowing of
                               ----------------     -------
or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of a Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section
                                                                    -------
5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01),
----                                                          -------------
the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date
                                      --------  -------
of a Borrowing of Revolving Loans, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings and second, shall be made available to the Borrower
                               ------
as provided above.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be converted immediately to Base Rate Loans.

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than 7 Interest Periods in effect with respect to all Loans.

         (f) The Borrower may at any time and from time to time, upon prior written notice by the Borrower to the Administrative Agent, increase the Aggregate Revolving Commitments (but not the Letter of Credit Sublimit) by a maximum aggregate amount of up to FIFTY MILLION DOLLARS ($50,000,000) with additional Revolving Commitments from any existing Lender with a Revolving Commitment or new Revolving Commitments from any other Person selected by the Borrower and reasonably acceptable to the Administrative Agent and the L/C Issuer; provided that:
        --------

                  (i) any such increase shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof;

                  (ii) no Default or Event of Default shall exist and be continuing at the time of any such increase or after giving effect thereto;

                  (iii) no existing Lender shall be under any obligation to increase its Commitment and any such decision whether to increase its Commitment shall be in such Lender's sole and absolute discretion;

                  (iv) (A) any new Lender shall join this Agreement by executing such joinder documents required by the Administrative Agent and/or (B) any existing Lender electing to increase its Commitment shall have executed a commitment agreement satisfactory to the Administrative Agent; and

                  (v) as a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Credit Party dated as of the date of such increase signed by a Responsible Officer of such Credit Party (A) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (B) in the case of the Borrower, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Article VI and the other
                                                     ----------
         Credit Documents are true and correct in all material respects on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section
                                                                    -------
         2.02(f), the representations and warranties contained in Section 6.01
         -------                                                  ------------
         shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and
                                                           ------------
         (2) no Default or Event of Default exists.

                  The Borrower shall prepay any Loans owing by it and outstanding on the date of any such increase (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to
                                      -------------
         keep the outstanding Loans ratable with any revised Commitments arising from any nonratable increase in the Commitments under this Section.

2.03     Letters of Credit.
         -----------------

         (a) The Letter of Credit Commitment.
             -------------------------------

                  (i) Subject to the terms and conditions set forth herein,
         (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any
                                   ------------
         Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars for the account of the Borrower or any of its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving
                                                   --------
         effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (y) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Applicable
                                               ----
         Percentage of the Outstanding Amount of all L/C Obligations plus such
                                                                     ----
         Lender's Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving Commitment and
         (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

                  (ii) The L/C Issuer shall not issue any Letter of Credit if:

                           (A) subject to Section 2.03(b)(iii), the expiry
                                          --------------------
                  date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

                           (B) the expiry date of such requested Letter of
                  Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

                  (iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any
                  Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

                           (B) the issuance of such Letter of Credit would
                  violate one or more policies of the L/C Issuer applicable to letters of credit generally;

                           (C) except as otherwise agreed by the
                  Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $500,000;

                           (D) such Letter of Credit is to be denominated in a
                  currency other than Dollars; or

                           (E) a default of any Lender's obligations to fund
                  under Section 2.03(c) exists or any Lender is at such time a
                        ---------------
                  Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the L/C Issuer's risk with respect to such Lender.

                  (iv) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                  (v) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in
         Article X with respect to any acts taken or omissions suffered by the
         ---------
         L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in Article X included the L/C Issuer with
                 ---------
         respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

         (b) Procedures for Issuance and Amendment of Letters of Credit;
             ----------------------------------------------------------
             Auto-Extension Letters of Credit.
             --------------------------------

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least five (5) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business
         Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Credit Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not be satisfied,
                                            ---------
         then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or the applicable Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Applicable Percentage times the amount of
                                                        -----
         such Letter of Credit.

                  (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit");
                                         -------------------------------
         provided that any such Auto-Extension Letter of Credit must permit
         --------
         the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such
                                    -------------------------
         twelve-month period to be agreed upon at the time such Letter of

         Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however,
                                                          --------  -------
         that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or
                                                   ---------------
         otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in
         Section 5.02 is not then satisfied, and in each case directing the
         ------------
         L/C Issuer not to permit such extension.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c) Drawings and Reimbursements; Funding of Participations.
             ------------------------------------------------------

                  (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor
                                                                  -----
         Date"), the Borrower shall reimburse the L/C Issuer through the
         ----
         Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and the amount of such Lender's Applicable
          -------------------
         Percentage thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the
                                                          ------------
         principal amount of Base Rate Loans, but subject to the conditions set forth in Section 5.02 (other than the delivery of a Loan Notice)
                      ------------
         and provided that, after giving effect to such Borrowing, the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone
                                ------------------
         if immediately confirmed in writing; provided that the lack of such
                                              --------
         an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) Each Lender shall upon any notice pursuant to Section
                                                                     -------
         2.03(c)(i) make funds available to the Administrative Agent for the
         ----------
         account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of
         Section 2.03(c)(iii), each Lender that so makes funds available shall
         --------------------
         be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 5.02 cannot be satisfied or for any
                                 ------------
         other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an

         L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall
                                                   -------------------
         be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
                                                                 ------------

                  (iv) Until each Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer
                                  ---------------
         for any amount drawn under any Letter of Credit, interest in respect of such Lender's Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

                  (v) Each Lender's obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute
                                            ---------------
         and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided,
                                                                    --------
         however, that each Lender's obligation to make Revolving Loans
         -------
         pursuant to this Section 2.03(c) is subject to the conditions set
                          ---------------
         forth in Section 5.02 (other than delivery by the Borrower of a Loan
                  ------------
         Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section
                            ---------------                          -------
         2.03(c)(ii), the L/C Issuer shall be entitled to recover from such
         -----------
         Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d) Repayment of Participations.
             ---------------------------

                  (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with
         Section 2.03(c), if the Administrative Agent receives for the account
         ---------------
         of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is
                                                   ------------------
         required to be returned under any of the circumstances described in
         Section 11.05 (including pursuant to any settlement entered into by
         -------------
         the L/C Issuer in
         its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

         (e) Obligations Absolute. The obligation of the Borrower to reimburse
             --------------------
the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Credit Document;

                  (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in
             ------------------
paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this
                                                 --------  -------
assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of
Section 2.03(e); provided, however, that anything in such clauses to the
---------------  --------  -------
contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit unless the L/C Issuer is prevented or prohibited from so paying as a result of any order or directive of any court or other Governmental Authority. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g) Cash Collateral. Upon the request of the Administrative Agent,
             ---------------
(i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or
(ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. Sections 2.05 and 9.02(c) set forth certain additional requirements to deliver
-------------     -------
Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and
                                                ------------  ------------
Section 9.02(c), "Cash Collateralize" means to pledge and deposit with or
--------------    ------------------
deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances (the "Cash Collateral") pursuant to documentation in form and
               ---------------
substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing to the extent of the value of the L/C Obligations. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts with the Administrative Agent.

         (h) Applicability of ISP. Unless otherwise expressly agreed by the
             --------------------
L/C Issuer and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit.

         (i) Letter of Credit Fees. The Borrower shall pay to the
             ---------------------
Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the "Letter of Credit Fee") for
                                                   --------------------
each Letter of Credit equal to the Applicable Rate times the daily maximum
                                                   -----
amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with
Section 1.06. Letter of Credit Fees shall be (i) computed on a quarterly basis
------------
in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the

Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

         (j) Fronting Fee and Documentary and Processing Charges Payable to
             --------------------------------------------------------------
L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own
----------
account a fronting fee with respect to each Letter of Credit, at the rate per annum specified in the Fee Letter, computed on the actual daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit) and on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall
                                 ------------
pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Issuer Documents. In the event of any conflict
             ------------------------------
between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         (l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a
             -----------------------------------------
Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower's business derives substantial benefits from the businesses of such Subsidiaries.

2.04     Swing Line Loans.
         ----------------

         (a) Swing Line Facility. Subject to the terms and conditions set
             -------------------
forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans (each such
                                    ------------
loan, a "Swing Line Loan") to the Borrower in Dollars from time to time on any
         ---------------
Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; provided, however, that after giving effect to any Swing Line Loan, (i) the
--------  -------
Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Applicable Percentage of the Outstanding
               ----
Amount of all L/C Obligations, plus such Lender's Applicable Percentage of the
                               ----
Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving Commitment, and provided, further, that the Borrower shall not use
                          --------  -------
the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay
                                                      ------------
under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan
      ------------                          ------------
shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Applicable Percentage times the amount of such Swing Line Loan.
           -----

         (b) Borrowing Procedures. Each Borrowing of Swing Line Loans shall be
             --------------------
made upon the Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Borrowing of Swing Line Loans (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section
                                                                    -------
2.04(a), or (B) that one or more of the applicable conditions specified in
-------
Article V is not then satisfied, then, subject to the terms and conditions
---------
hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

         (c) Refinancing of Swing Line Loans.
             -------------------------------

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably requests and authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender's Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of
         Section 2.02, without regard to the minimum and multiples specified
         ------------
         therein for the principal amount of Base Rate Loans, but subject to the conditions set forth in Section 5.02 (other than the delivery of
                                     ------------
         a Loan Notice) and provided that, after giving effect to such Borrowing, the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to
         Section 2.04(c)(ii), each Lender that so makes funds available shall
         -------------------
         be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                  (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with
         Section 2.04(c)(i), the request for Base Rate Loans submitted by the
         ------------------
         Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in
                            ------------------
         respect of such participation.

                  (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in
                                      ---------------
         Section 2.04(c)(i), the Swing Line Lender shall be entitled to
         ------------------
         recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Lender's obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall
              ---------------
         not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each
                                              --------  -------
         Lender's obligation to make Revolving Loans pursuant to this Section
                                                                      -------
         2.04(c) is subject to the conditions set forth in Section 5.02. No
         -------                                           ------------
         such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

         (d) Repayment of Participations.
             ---------------------------

                  (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's risk participation was funded) in the same funds as those received by the Swing Line Lender.

                  (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any
                                    -------------
         settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

         (e) Interest for Account of Swing Line Lender. The Swing Line Lender
             -----------------------------------------
shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Revolving Loans that are Base Rate Loans or risk participation pursuant to this Section 2.04 to refinance such Lender's
                                    ------------
Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

         (f) Payments Directly to Swing Line Lender. The Borrower shall make
             --------------------------------------
all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.05     Prepayments.
         -----------

         (a) Voluntary Prepayments.
             ---------------------

                  (i) Revolving Loans. The Borrower may, upon notice from the
                      ---------------
         Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by
                             --------
         the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); and (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall
                                      ------------
         be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages.

                  (ii) Swing Line Loans. The Borrower may, upon notice to the
                       ----------------
         Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such
                                                      --------
         notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (b) Mandatory Prepayments of Loans.
             ------------------------------

                  (i) Revolving Commitments. If for any reason the Total
                      ---------------------
         Revolving Outstandings at any time exceed the Aggregate Revolving Commitments then in effect, the Borrower shall immediately prepay Revolving Loans and/or the Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash
         --------  -------
         Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i)
                                                            ------------------
         unless after the prepayment in full of the Revolving Loans and the Swing Line Loans the Total Revolving Outstandings exceed the Aggregate Revolving Commitments then in effect.

                  (ii) Application of Mandatory Prepayments. All amounts
                       ------------------------------------
         required to be paid pursuant to this Section 2.05(b) shall be applied
                                              ---------------
         to Revolving Loans and Swing Line Loans and (after all Revolving Loans and Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations;

         Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to
                                    ---------------
         Section 3.05, but otherwise without premium or penalty, and shall be
         ------------
         accompanied by interest on the principal amount prepaid through the date of prepayment.

2.06     Termination or Reduction of Aggregate Revolving Commitments.
         -----------------------------------------------------------

         (a) Optional Reductions. The Borrower may, upon notice to the
             -------------------
Administrative Agent, terminate the Aggregate Revolving Commitments, or from time to time permanently reduce the Aggregate Revolving Commitments to an amount not less than the Outstanding Amount of Revolving Loans, Swing Line Loans and L/C Obligations; provided that (i) any such notice shall be received
                           --------
by the Administrative Agent not later than 12:00 noon five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $2,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, (b) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Letter of Credit Sublimit.

         (b) Mandatory Reductions. If after giving effect to any reduction or
             --------------------
termination of Revolving Commitments under this Section 2.06, the Letter of
                                                ------------
Credit Sublimit or the Swing Line Sublimit exceed the Aggregate Revolving Commitments at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.

         (c) Notice. The Administrative Agent will promptly notify the Lenders
             ------
of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Aggregate Revolving Commitments under this Section 2.06. Upon
                                                           ------------
any reduction of the Aggregate Revolving Commitments, the Revolving Commitment of each Lender shall be reduced by such Lender's Applicable Percentage of such reduction amount. All fees in respect of the Aggregate Revolving Commitments accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.

2.07     Repayment of Loans.
         ------------------

         (a) Revolving Loans. The Borrower shall repay to the Lenders on the
             ---------------
Maturity Date the aggregate principal amount of all Revolving Loans outstanding on such date.

         (b) Swing Line Loans. The Borrower shall repay each Swing Line Loan
             ----------------
on the earlier to occur of (i) the date within one (1) Business Day of demand therefor by the Swing Line Lender and (ii) the Maturity Date.

2.08     Interest.
         --------

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period plus the
                                                                 ----
         Applicable Rate for Eurodollar Rate Loans, (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans and (iii) each
              ----
         Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans.
                                ----

         (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                  (ii) If any amount (other than principal of any Loan) payable by the Borrower under any Credit Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                  (iii) Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                  (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09     Fees.
         ----

         In addition to certain fees described in subsections (i) and (j) of
Section 2.03:
------------

                  (a) Facility Fee. The Borrower shall pay to the
                      ------------
         Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a facility fee (the "Facility Fee")
                                                              ------------
         at a rate per annum equal to the Applicable Rate times the actual
                                                          -----
         daily amount of the Aggregate Revolving Commitments (or, if the Aggregate Revolving Commitments have terminated, on the Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations), regardless of usage. The Facility Fee shall accrue at all times during the Availability Period (and thereafter so long as any Revolving Loans, Swing Line Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable
                       ---------
         quarterly in arrears on the fifteenth (15th) calendar day following the last day of the applicable calendar quarter, commencing with the first such date to occur after the Closing Date, and on the Maturity Date (and, if applicable, thereafter on demand). The Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

                  (b) Fee Letter. The Borrower shall pay to BAS and the
                      ----------
         Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.

2.10     Computation of Interest and Fees; Retroactive Adjustments of
         ------------------------------------------------------------
         Applicable Rate.
         ----------------

         (a) All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that
                                                                --------
any Loan that is repaid on the same day on which it is made shall, subject to
Section 2.12(a), bear interest for one day. Each determination by the
---------------
Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article IX. The
      --------------------  -------    -------          ----------
Borrower's obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

2.11     Evidence of Debt.
         ----------------

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender's Loans in addition to such accounts or records. Each such promissory note shall
(i) in the case of Revolving Loans, be in the form of Exhibit 2.11(a)(i) (a
                                                      ------------------
"Revolving Note") and (ii) in the case of Swing Line Loans, be in the form of
----------------
Exhibit 2.11(a)(ii) (a "Swing Line Note"). Each Lender may attach schedules to
-------------------     ---------------
its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

         (b) In addition to the accounts and records referred to in subsection
(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12     Payments Generally; Administrative Agent's Clawback.
         ---------------------------------------------------

         (a) General. All payments to be made by the Borrower shall be made
             -------
without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Subject to the definition of "Interest Period", if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (b) (i) Funding by Lenders; Presumption by Administrative Agent.
                 -------------------------------------------------------
         Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section
                                                                       -------
         2.02 (or, in the case of any Borrowing of Base Rate Loans, that such
         ----
         Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such
                          ------------
         assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
         (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

                  (ii) Payments by Borrower; Presumptions by Administrative
                       ----------------------------------------------------
         Agent. Unless the Administrative Agent shall have received notice
         -----
         from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

         (c) Failure to Satisfy Conditions Precedent. If any Lender makes
             ---------------------------------------
available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such
                                                       ----------
funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article
                                                                       -------
V are not satisfied or waived in accordance with the terms hereof, the
-
Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (d) Obligations of Lenders Several. The obligations of the Lenders
             ------------------------------
hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and
                                            ----------------
not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date
                                           ----------------
required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).
                             ----------------

         (e) Funding Source. Nothing herein shall be deemed to obligate any
             --------------
Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.13     Sharing of Payments by Lenders.
         ------------------------------

         If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender's receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share
                                                             --- ----
thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
                    --------

                  (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

                  (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

         Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation.

                                  ARTICLE III

                    TAXES, YIELD PROTECTION AND ILLEGALITY

3.01     Taxes.
         -----

         (a) Payments Free of Taxes. Any and all payments by or on account of
             ----------------------
any Obligation of the Credit Parties hereunder or under any other Credit Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Credit Party
                                          --------
shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions and (iii) such Credit Party shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) Payment of Other Taxes by the Credit Parties. Without limiting
             --------------------------------------------
the provisions of subsection (a) above, the Credit Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) Indemnification by the Credit Parties. The Credit Parties shall
             -------------------------------------
indemnify the Administrative Agent, each Lender and the L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

         (d) Evidence of Payments. As soon as practicable after any payment of
             --------------------
Indemnified Taxes or Other Taxes by any Credit Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) Status of Lenders. Any Foreign Lender that is entitled to an
             -----------------
exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Credit Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

         Without limiting the generality of the foregoing, in the event that the Borrower is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

                  (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

                  (ii) duly completed copies of Internal Revenue Service Form W-8ECI,

                  (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of section 881(c)(3)(A) of the Internal Revenue Code, (B) a "10 percent shareholder" of the Borrower within the meaning of section 881(c)(3)(B) of the Internal Revenue Code, or (C) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Internal Revenue Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or

                  (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.

         (f) Treatment of Certain Refunds. If the Administrative Agent, any
             ----------------------------
Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section, it shall pay to such Credit Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Credit Party under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Credit Party, upon the request of the
         --------
Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to such Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

3.02     Illegality.
         ----------

         If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03     Inability to Determine Rates.
         ----------------------------

         If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan, or (c) the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, conversion or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

3.04     Increased Costs.
         ---------------

         (a) Increased Costs Generally. If any Change in Law shall:
             -------------------------

                  (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurodollar Rate) or the L/C Issuer;

                  (ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of,
                                         ------------
         or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

                  (iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

         and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of

         Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

         (b) Capital Requirements. If any Lender or the L/C Issuer determines
             --------------------
that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender's or the L/C Issuer's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the L/C Issuer's capital or on the capital of such Lender's or the L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the L/C Issuer's policies and the policies of such Lender's or the L/C Issuer's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company for any such reduction suffered.

         (c) Certificates for Reimbursement. A certificate of a Lender or the
             ------------------------------
L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) Delay in Requests. Failure or delay on the part of any Lender or
             -----------------
the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or the L/C Issuer's right to demand such compensation, provided that the Borrower shall
                                            --------
not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

3.05     Compensation for Losses.
         -----------------------

         Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

                  (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

                  (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

                  (c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13;
                                             -------------

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

         For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded
                   ------------
each Eurodollar Rate Loan made by it at the Eurodollar Base Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06     Mitigation Obligations; Replacement of Lenders.
         ----------------------------------------------

         (a) Designation of a Different Lending Office. If any Lender requests
             -----------------------------------------
compensation under Section 3.04, or the Borrower is required to pay any
                   ------------
additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice
                          ------------
pursuant to Section 3.02, then such Lender shall use reasonable efforts to
            ------------
designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or
            ------------    ----
eliminate the need for the notice pursuant to Section 3.02, as applicable, and
                                              ------------
(ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) Replacement of Lenders. If any Lender requests compensation under
             ----------------------
Section 3.04, or if the Borrower is required to pay any additional amount to
------------
any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance
            ------------
with Section 11.13.
     -------------

3.07     Survival.
         --------

         All of the Borrower's obligations under this Article III shall
                                                      -----------
survive termination of the Aggregate Revolving Commitments and repayment of all other Obligations hereunder.

                                  ARTICLE IV

                                   GUARANTY
                                   --------

4.01     The Guaranty.
         ------------

         Each of the Guarantors hereby jointly and severally guarantees to each Lender and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, the obligations of each Guarantor under this Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law.

4.02     Obligations Unconditional.
         -------------------------

         The obligations of the Guarantors under Section 4.01 are joint and
                                                 ------------
several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.02 that the obligations of the
                            ------------
Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article IV until such time
                                                   ----------
as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:

                  (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

                  (b) any of the acts mentioned in any of the provisions of any of the Credit Documents or any other agreement or instrument referred to in the Credit Documents shall be done or omitted;

                  (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents or any other agreement or instrument referred to in the Credit Documents shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

                  (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or

                  (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

         With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents or any other agreement or instrument referred to in the Credit Documents or against any other Person under any other guarantee of, or security for, any of the Obligations.

4.03     Reinstatement.
         -------------

         The obligations of the Guarantors under this Article IV shall be
                                                      ----------
automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, the fees, charges and disbursements of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

4.04     Certain Additional Waivers.
         --------------------------

         Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02 and through the exercise of
                                  ------------
rights of contribution pursuant to Section 4.06.
                                   ------------

4.05     Remedies.
         --------

         The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have
                               ------------
become automatically due and payable in the circumstances provided in said
Section 9.02) for purposes of Section 4.01 notwithstanding any stay,
-------------                 ------------
injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.01.
                                          ------------

4.06     Rights of Contribution.
         ----------------------

         The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Credit Documents and no Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the Commitments have terminated.

4.07     Guarantee of Payment; Continuing Guarantee.
         ------------------------------------------

         The guarantee in this Article IV is a guaranty of payment and not of
                               ----------
collection, is a continuing guarantee, and shall apply to all Obligations whenever arising. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

                                   ARTICLE V

                   CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

5.01     Conditions of Initial Credit Extension.
         --------------------------------------

         This Agreement shall become effective upon, and the obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to, the satisfaction of the following conditions precedent:

                  (a) Credit Documents. Receipt by the Administrative Agent of
                      ----------------
         executed counterparts of this Agreement and the other Credit Documents, each properly executed by a Responsible Officer of the signing Credit Party and, in the case of this Agreement, by each Lender.

                  (b) Opinions of Counsel. Receipt by the Administrative Agent
                      -------------------
         of favorable opinions of legal counsel to the Credit Parties, addressed to the Administrative Agent and each Lender, dated as of the Closing Date, and in form and substance satisfactory to the Administrative Agent.

                  (c) No Material Adverse Change. There shall not have
                      --------------------------
         occurred a material adverse change since December 31, 2006 in the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

                  (d) Litigation. There shall not exist any action, suit,
                      ----------
         investigation or proceeding pending or threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

                  (e) Organization Documents, Resolutions, Etc. Receipt by the
                      ----------------------------------------
         Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent and its legal counsel:

                           (i) copies of the Organization Documents of each
                  Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date;

                           (ii) such certificates of resolutions or other
                  action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Credit Documents to which such Credit Party is a party; and

                           (iii) such documents and certifications as the
                  Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

                  (f) Closing Certificate. Receipt by the Administrative Agent
                      -------------------
         of a certificate signed by a Responsible Officer of the Borrower certifying that (i) the conditions specified in Sections 5.01(c) and
                                                         ----------------
         (d) and Sections 5.02(a) and (b) have been satisfied and (ii) the
         ---     ----------------     ---
         Borrower and its

         Subsidiaries (after giving effect to the transactions contemplated hereby and the incurrence of Indebtedness related thereto) are Solvent on a consolidated basis.

                  (g) Termination of Existing Credit Agreement. Receipt by the
                      ----------------------------------------
         Administrative Agent of evidence that the Existing Credit Agreement has been terminated.

                  (h) Fees. Receipt by the Administrative Agent and the
                      ----
         Lenders of any fees required to be paid on or before the Closing
         Date.

                  (i) Attorney Costs. Unless waived by the Administrative
                      --------------
         Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

                  (j) Other. Receipt by the Administrative Agent and the
                      -----
         Lenders of such other documents, instruments, agreements and information as reasonably requested by the Administrative Agent or any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Borrower and its Subsidiaries; such information may include, if requested by the Administrative Agent, asset appraisal reports and written audits of accounts receivable, inventory, payables, controls and systems.

Without limiting the generality of the provisions of the last paragraph of
Section 10.03, for purposes of determining compliance with the conditions
-------------
specified in this Section 5.01, each Lender that has signed this Agreement
                  ------------
shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

5.02     Conditions to all Credit Extensions.
         -----------------------------------

         The obligation of each Lender and the L/C Issuer to honor any Request for Credit Extension is subject to the following conditions precedent:

                  (a) The representations and warranties of the Borrower and each other Credit Party contained in Article VI or any other Credit
                                              ----------
         Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 5.02, the representations and warranties
                              ------------
         contained in Section 6.01 shall be deemed to refer to the most recent
                      ------------
         statements furnished pursuant to Section 7.01.
                                          ------------

                  (b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

                  (c) The Administrative Agent and, if applicable, the L/C Issuer and/or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

         Each Request for Credit Extension submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a) and (b) have been satisfied on and as of the date of the
---------------      ---
applicable Credit Extension.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Agreement and to make the Credit Extensions herein provided for, the Credit Parties hereby represent and warrant to the Administrative Agent and to each Lender that:

6.01     Financial Condition.
         -------------------

         The balance sheet and the related statements of income and of cash flows of the Borrower for fiscal year 2006 audited by Ernst & Young, L.L.P. are complete and correct and present fairly the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of such dates. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).

6.02     No Change.
         ---------

         Since December 31, 2006 (and after delivery of annual audited financial statements in accordance with Section 7.01(a), from the date of the
                                        ---------------
most recently delivered annual audited financial statements) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

6.03     Corporate Existence; Compliance with Law.
         ----------------------------------------

         Each of the Credit Parties and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority and the legal right to own and operate all its material owned property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law (including without limitation, environmental laws), except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.04     Corporate Power; Authorization; Enforceable Obligations.
         -------------------------------------------------------

         Each Credit Party has the full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company or corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by any Credit Party (other than those which have been obtained) or with the validity or enforceability of any Credit Document against any Credit Party. Each Credit Document to which it is a party has been duly executed and delivered on behalf of such Credit Party. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6.05     No Legal Bar; No Default.
         ------------------------

         The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds of the Loans will not violate any Requirement of Law or any Contractual Obligation of the Credit Parties or their Subsidiaries (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation. No Credit Party nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

6.06     No Material Litigation.
         ----------------------

         Except as set forth in Schedule 6.06, no litigation, investigation or
                                -------------
proceeding (including without limitation, any environmental proceeding) of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of any Credit Party, threatened by or against any Credit Party or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

6.07     Investment Company Act.
         ----------------------

         No Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

6.08     Margin Regulations.
         ------------------

         No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the FRB as now and from time to time hereafter in effect. The Credit Parties and their Subsidiaries taken as a group do not own "margin stock" except as identified in the financial statements referred to in Section 7.01 and the aggregate value of all "margin
                          ------------
stock" owned by the Credit Parties and their Subsidiaries taken as a group does not exceed 25% of the value of their assets.

6.09     ERISA Compliance.
         ----------------

         Except as set forth in Schedule 6.09, neither a Reportable Event nor
                                -------------
an "accumulated funding deficiency" (within the meaning of Section 412 of the Internal Revenue Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Internal Revenue Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of
                                      49
a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. No Credit Party nor any ERISA Affiliate is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

6.10     Purpose of Loans.
         ----------------

         The proceeds of the Loans hereunder shall be used solely by the Borrower to provide liquidity for working capital, capital expenditures and other general corporate purposes.

6.11     Subsidiaries.
         ------------

         Set forth on Schedule 6.11 is a complete and accurate list as of the
                      -------------
Closing Date of all Subsidiaries of each Credit Party. Information on the attached Schedule includes state of incorporation and the percentage of outstanding shares of each class of stock owned by each Credit Party. None of the Subsidiaries constitutes a Material Domestic Subsidiary as of the Closing Date.

6.12     Ownership.
         ---------

         Each Credit Party and its Subsidiaries is the owner of, and has good and marketable title to, all of its respective assets, and none of such assets is subject to any Lien other than Permitted Liens.

6.13     Taxes.
         -----

         Each Credit Party and its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party nor any of its Subsidiaries is aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

6.14     Investments.
         -----------

         All investments of each of the Credit Parties and their Subsidiaries are Permitted Investments.

6.15     No Burdensome Restrictions.
         --------------------------

         No Credit Party nor any of its Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

6.16     Brokers' Fees.
         -------------

         No Credit Party nor any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents other than the closing and other fees payable pursuant to this Agreement.

6.17     Labor Matters.
         -------------

         There are no collective bargaining agreements or Multiemployer Plans covering the employees of any Credit Party or any of its Subsidiaries as of the Closing Date, other than as set forth in Schedule 6.17 hereto. No Credit
                                             -------------
Party nor any of its Subsidiaries (a) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years, other than as set forth in Schedule 6.17 hereto or (b) has knowledge of any
                     -------------
potential or pending strike, walkout or work stoppage which could be reasonably expected to have a Material Adverse Effect.

6.18     Accuracy and Completeness of Information.
         ----------------------------------------

         All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of any Credit Party or any of its Subsidiaries to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to any Credit Party or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of such Credit Party and its Subsidiaries furnished to the Administrative Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by such Credit Party to the Administrative Agent and/or the Lenders.

6.19     Obligations Permitted Under Senior Notes.
         ----------------------------------------

         The Loans and all other Obligations owing hereunder and under the other Credit Documents are permitted under the Senior Notes.

                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Credit Parties shall and shall cause each Subsidiary to:

7.01     Financial Statements.
         --------------------

         Furnish to the Administrative Agent and each of the Lenders:

                  (a) Annual Financial Statements. As soon as available, but
                      ---------------------------
         in any event within one hundred and five (105) days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such year, audited by an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification; and

                  (b) Quarterly Financial Statements. As soon as available,
                      ------------------------------
         but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of the Borrower, a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form consolidated figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments).

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and, with respect to the financial statements furnished pursuant to Section 7.01(a) and (b), in
                                           ---------------     ---
accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.03.
                                                    ------------

7.02     Certificates; Other Information.
         -------------------------------

         Furnish to the Administrative Agent and each of the Lenders:

                  (a) concurrently with the delivery of the financial
         statements referred to in Section 7.01(a) above, a certificate of the
                                   ---------------
         independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default under Section 8.11
                                                                 ------------
         or, if any such Event of Default shall exist, stating the nature and status of such event);

                  (b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a duly completed
                                   ----------------     ---
         Compliance Certificate signed by a Responsible Officer of the Borrower;

                  (c) as soon as available but not later than forty-five (45) days following the end of each fiscal year of the Borrower, a consolidated budget of the Borrower and its Subsidiaries for the next fiscal year containing, among other things, pro forma financial statements for each quarter of the next fiscal year;

                  (d) within thirty (30) days after the same are sent, copies of all reports (other than those otherwise provided pursuant to
         Section 7.01 and those which are of a promotional nature) and other
         ------------
         financial information which any Credit Party sends to its stockholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which any Credit Party may make to, or file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (e) promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to any Credit Party or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Person; and

                  (f) promptly, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

         The Borrower hereby acknowledges that (a) the Administrative Agent and/or BAS will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, "Borrower Materials") by posting the Borrower Materials on
                ------------------
IntraLinks or another similar electronic system (the "Platform") and (b)
                                                      --------
certain of the Lenders (each, a "Public Lender") may have personnel who do not
                                 -------------
wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons' securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," the Borrower shall be deemed to have authorized the Administrative Agent, BAS, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to
                                                 --------  -------
the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked
                        --------------
"PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (z) the Administrative Agent and BAS shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor." Notwithstanding the foregoing, the Borrower shall be under no Obligation to mark any Borrower Materials "PUBLIC".

7.03     Payment of Obligations.
         ----------------------

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with industry practice (subject, where applicable, to specified grace periods) all its material obligations (including Federal, State, local and any other taxes) of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Credit Parties or their Subsidiaries, as the case may be.

7.04     Conduct of Business and Maintenance of Existence.
         ------------------------------------------------

         Continue to engage in business of the same general type as now conducted by it on the Closing Date and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.05     Maintenance of Property; Insurance.
         ----------------------------------

         (a) Keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted);

         (b) Maintain with financially sound and reputable insurance companies insurance on all its material property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business (including, without limitation, hazard and gross earnings coverage); and furnish to the Administrative Agent, upon written request, full information as to the insurance carried; provided, however, that the Credit Parties and their
                   --------  -------
Subsidiaries may maintain self insurance plans to the extent companies of similar size and in similar businesses do so.

7.06     Inspection of Property; Books and Records; Discussions.
         ------------------------------------------------------

         Keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent or any Lender (such notice not to be required during the occurrence and continuance of an Event of Default), the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Credit Parties may not disclose without violation of a confidentiality obligation binding upon it) at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Credit Parties and their Subsidiaries with officers and employees of the Credit Parties and their Subsidiaries and with its independent certified public accountants.

7.07     Notices.
         -------

         Give notice in writing to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

                  (a) within five Business Days after any Credit Party knows or has reason to know thereof, the occurrence of any Default or Event of Default;

                  (b) promptly, any default or event of default under any Contractual Obligation of any Credit Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

                  (c) promptly, any litigation, or any investigation or proceeding known to any Credit Party, affecting such Credit Party or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                  (d) as soon as possible and in any event within thirty (30) days after any Credit Party knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

                  (e) promptly, any other development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the applicable Credit Party setting forth details of the occurrence referred to therein and stating what action such Credit Party proposes to take with respect thereto. In the case of any notice of a Default or Event of Default, the applicable Credit Party shall specify that such notice is a Default or Event of Default notice on the face thereof.

7.08     Compliance with Law.
         -------------------

         The Credit Parties will, and will cause each of their Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities (including without limitation, environmental laws), applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

7.09     Additional Subsidiary Guarantors.
         --------------------------------

         (a) The Borrower will cause any and all of its direct and indirect Material Domestic Subsidiaries, whether newly formed, after acquired or otherwise existing, to promptly become a Guarantor hereunder by way of execution of a Joinder Agreement. In connection therewith, the Borrower shall give notice to the Administrative Agent not less than fifteen (15) days prior to (a) creating a Subsidiary, or acquiring the Capital Stock of any other Person. Furthermore, within thirty (30) days after a Domestic Subsidiary becomes a Material Domestic Subsidiary, as determined by the financial statements delivered to the Administrative Agent pursuant to Section 7.01(a)
                                                             ---------------
and/or (b), the Borrower will cause such Domestic Subsidiary to become a
       ---
Guarantor hereunder by way of execution of a Joinder Agreement. In connection with the foregoing, the Borrower shall deliver to the Administrative Agent such charter and organizational documents and opinions of counsel as the Administrative Agent may reasonably request.

         (b) If at any time any Subsidiary that is not required to be a Guarantor hereunder provides a guarantee of the Borrower's obligations under any indentures or other documents evidencing any of the Senior Notes, the Borrower will then promptly cause such Subsidiary to become a Guarantor hereunder by way of execution of a Joinder Agreement. In connection with the foregoing, the Borrower shall deliver to the Administrative Agent such charter and organizational documents and opinions of counsel as the Administrative Agent may reasonably request.

                                 ARTICLE VIII

                              NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, no Credit Party shall, nor shall it permit any Subsidiary to, directly or indirectly:

8.01     Indebtedness.
         ------------

         Incur, create, assume or permit to exist any other Indebtedness or liability on account of borrowed money, represented by any notes, bonds, debentures or similar obligations, or on account of the deferred purchase price of any property, or any other deposits, advance or progress payments under contracts, except:

                  (a) Indebtedness arising or existing under this Agreement, the other Credit Documents and the existing Senior Notes;

                  (b) Indebtedness of the Credit Parties and their Subsidiaries existing as of the Closing Date (and set forth in
         Schedule 8.01 hereto) and renewals, refinancings and extensions
         -------------
         thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

                  (c) obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided
                                                                     --------
         that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

                  (d) Indebtedness of the Credit Parties and their Subsidiaries incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset and (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                  (e) Indebtedness secured by Liens to the extent permitted under subsection (m) of the definition of "Permitted Liens"; or
                                                    ---------------

                  (f) other unsecured Indebtedness of the Credit Parties and their Subsidiaries; provided that such Indebtedness is not senior in right of payment to the payment of the Indebtedness arising or existing under this Agreement and the other Credit Documents.

8.02     Liens.
         -----

         Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

8.03     Nature of Business.
         ------------------

         Alter the character of their business in any material respect from that conducted as of the Closing Date.

8.04     Consolidation, Merger, Sale or Purchase of Assets, etc.
         ------------------------------------------------------

         (a) Dissolve, liquidate or wind up their affairs or enter into any transaction of merger or consolidation; provided, however that (i) any Credit Party may merge or consolidate with any Subsidiary so long as the Credit Party shall be the continuing or surviving corporation, (ii) any Domestic Subsidiary of any Credit Party may be merged with or into any other Domestic Subsidiary of any Credit Party and (iii) any Credit Party or any Subsidiary of any Credit Party may merge with any other Person in connection with a Permitted Acquisition if such Credit Party or such Subsidiary shall be the continuing or surviving corporation.

         (b) Make any Asset Dispositions (including, without limitation, any Sale Leaseback Transaction) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of any Credit Party's or any such Subsidiary's business, (iii) the sale or disposition of Securitization Receivables in connection with a Securitization Transaction, or (iv) such other Asset Dispositions, provided that (A) the consideration for such assets disposed of represents the fair market value of such assets at the time of such Asset Disposition; and (B) the cumulative net book value of all Asset Dispositions by any Credit Party and any of its Subsidiaries during any single fiscal year shall not exceed 15% of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year.

         (c) Acquire all or substantially all of the assets or business or the majority of Voting Stock of any Person except in connection with a Permitted Acquisition.

8.05     Advances, Investments and Loans.
         -------------------------------

         Lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an investment in, any Person except for Permitted Investments.

8.06     Issuance of Equity Securities.
         -----------------------------

         Issue, sell, transfer, pledge or otherwise dispose of any shares of capital stock or other equity or ownership interests ("Equity Interests") in
                                                       ----------------
any Subsidiary, except (a) in connection with the sale of all of the capital stock of a Subsidiary pursuant to a transaction permitted by Section 8.04(b),
                                                             ---------------
(b) the issuance, sale or transfer of Equity Interests by a Subsidiary (the "Issuing Subsidiary") to a Credit Party or a Subsidiary of a Credit Party that owns such Issuing Subsidiary, (c) as needed to qualify directors under applicable law and (d) in the case of Graybar Electric Canada Limited, a Nova Scotia corporation, or any Subsidiary thereof, the issuance of any Equity Interests of Graybar Electric Canada Limited or any Subsidiary thereof to employees thereof pursuant to an employee stock purchase plan.

8.07     Transactions with Affiliates; Modification of Documentation.
         -----------------------------------------------------------

         (a) Except as permitted in subsection (e) of the definition of Permitted Investments, enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than (i) customary fees and expenses paid to directors, (ii) where such transactions are on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate and (iii) transactions relating to a Securitization Transaction.

         (b) Permit any Credit Party or any Subsidiary to, if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof.

8.08     Fiscal  Year; Organizational Documents.
         --------------------------------------

         Change its fiscal year or amend, modify or change its certificate of incorporation in any manner adverse to the Lenders (or corporate charter or other similar organizational document) or bylaws (or other similar document) without the prior written consent of the Required Lenders.

8.09     Limitation on Restricted Actions.
         --------------------------------

         Create or permit to exist any restriction of any kind on the ability of any Subsidiary to (a) pay dividends or make any other distributions to any Credit Party or any of its Subsidiaries, (b) pay Indebtedness owed to any Credit Party or any of its Subsidiaries, (c) make loans or advances to any Credit Party or any of its Subsidiaries or (d) transfer any of its properties or assets to any Credit Party or any of its Subsidiaries.

8.10     Restricted Payments.
         -------------------

         Directly or indirectly

                  (a) pay or declare any dividend, either in cash or property, on any shares of any class of its capital stock or make any other distribution on account of any shares of any class of its capital stock; or

                  (b) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock of any class;

                  (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock;

                  (d) make any optional prepayment, redemption, defeaseance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Consolidated Funded Indebtedness (other than the Loans) (all of the foregoing in clauses (a) through (d) being herein called "Restricted Payments"),
                 -------------------

         unless (i) the aggregate amount of all Restricted Payments made during the period from and after the Closing Date to and including the date of the making of the Restricted Payment in question would not exceed the sum of (x) $30,000,000 plus (y) 50% of cumulative
                                               ----
         Consolidated Net Income for such period (or less 100% of cumulative Consolidated Net Income incurred for such period if such Consolidated Net Income for such period is a deficit figure) plus (z) the
                                                         ----
         aggregate Net Cash Proceeds of the issuance or sale of the Borrower's capital stock during such period and (ii) no Default or Event of Default shall have occurred or would occur as a result of such Restricted Payment. However, so long as no Event of Default shall have occurred and be continuing nothing herein shall restrict the Borrower's ability to (i) repurchase capital stock of the Borrower in an aggregate amount of up to $7,000,000 in any twelve (12) month period and such repurchases of less than $7,000,000 shall not constitute Restricted Payments and (ii) make payments or optional prepayments with respect to the Senior Notes and/or synthetic leases.

8.11     Financial Covenants.
         -------------------

         (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage
             ---------------------------
Ratio as of the end of any fiscal quarter of the Borrower to be greater than
4.0 to 1.0.

         (b) Consolidated Interest Coverage Ratio. Permit the Consolidated
             ------------------------------------
Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 2.5 to 1.0.

8.12     Limitation on Securitization Transactions.
         -----------------------------------------

         Permit the aggregate outstanding amount owed by the Borrower or Subsidiary of the Borrower under Securitization Transactions at any time to exceed 30% of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year.

                                  ARTICLE IX

                        EVENTS OF DEFAULT AND REMEDIES

9.01     Events of Default.
         -----------------

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                                     ----------------

                  (a) The Borrower or any other Credit Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or (ii) within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, any fee due hereunder or other amount payable hereunder or under any other Credit Document; or

                  (b) Any representation or warranty made or deemed made herein or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

                  (c) (i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in Section 7.07(a) or Article VIII hereof; or (ii) any Credit Party
            ---------------
         shall fail to comply with any other covenant, contained in this Agreement or the other Credit Documents or any other agreement, document or instrument among such Credit Party, the Administrative Agent and the Lenders or executed by such Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 9.01(a) or (c)(i) above), and in the event such breach or
         ----------------    ------
         failure to comply is capable of cure, is not cured within thirty (30) days of its occurrence; or

                  (d) Any Credit Party or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Obligations) in a principal amount outstanding of at least $10,000,000 in the aggregate for the Credit Parties and any of their Subsidiaries beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Obligations) in a principal amount outstanding of at least $10,000,000 in the aggregate for the Credit Parties and their Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

                  (e) (i) Any Credit Party or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Credit Party or any Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Credit Party or any Subsidiary any case, proceeding or other action of a nature referred to in clause
         (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Credit Party or any Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Credit Party or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (i), (ii), or (iii) above; or (v) any Credit Party or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (f) One or more judgments or decrees shall be entered against any Credit Party or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $10,000,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 10 days from the entry thereof; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Credit Party, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

                  (h) Either (i) any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of the Borrower, or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason, other than retirement, to constitute a majority of the directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934; or

                  (i) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive); or

                  (j) There shall occur and be continuing a Default or Event of Default (or any comparable term) under and as defined in the indentures or other documents evidencing any of the Senior Notes.

9.02     Remedies Upon Event of Default.
         ------------------------------

         If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

                  (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

                  (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Credit Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

                  (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

                  (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Credit Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an
--------  -------
order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash

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

Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

9.03     Application of Funds.
         --------------------

         After the exercise of remedies provided for in Section 9.02 (or after
                                                        ------------
the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), any amounts received on account of the
                        ------------
Obligations shall be applied by the Administrative Agent in the following order:

                  First, to payment of that portion of the Obligations
                  -----
         constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the
                                         -----------
         Administrative Agent in its capacity as such;

                  Second, to payment of that portion of the Obligations
                  ------
         constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III), ratably among them in proportion to the
                       -----------
         respective amounts described in this clause Second payable to them;
                                                     ------

                  Third, to payment of that portion of the Obligations
                  -----
         constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings and fees, premiums and scheduled periodic payments, and any interest accrued thereon, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third held by them;
                                          -----

                  Fourth, to (a) payment of that portion of the Obligations
                  ------
         constituting unpaid principal of the Loans and L/C Borrowings, (b) payment of breakage, termination or other payments, and any interest accrued thereon and (c) Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them;
                                                         ------
         and

                  Last, the balance, if any, after all of the Obligations have
                  ----
         been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

         Subject to Section 2.03(c), amounts used to Cash Collateralize the
                    ---------------
aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above
                                                                 ------
shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

                                   ARTICLE X

                             ADMINISTRATIVE AGENT

10.01    Appointment and Authority.
         -------------------------

         Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions.

10.02    Rights as a Lender.
         ------------------

         The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Credit Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.03    Exculpatory Provisions.
         ----------------------

         The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, the Administrative Agent:

                  (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

                  (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that the Administrative Agent shall
                                  --------
         not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law; and

                  (c) shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

         The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the
                                       --------------     -----
absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the L/C Issuer.

         The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm
                       ---------
receipt of items expressly required to be delivered to the Administrative
Agent.

10.04    Reliance by Administrative Agent.
         --------------------------------

         The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Credit Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.05    Delegation of Duties.
         --------------------

         The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

10.06    Resignation of Administrative Agent.
         -----------------------------------

         The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent
                                --------
shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Administrative

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

Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent's resignation hereunder and under the other Credit Documents, the provisions of this Article and Section 11.04 shall continue in
                                              -------------
effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

         Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

10.07    Non-Reliance on Administrative Agent and Other Lenders.
         ------------------------------------------------------

         Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

10.08    No Other Duties; Etc.
         --------------------

         Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents, documentation agents or co-agents shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

10.09    Administrative Agent May File Proofs of Claim.
         ---------------------------------------------

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 11.04) allowed in such
                     ----------------     ---  ----     -----
         judicial proceeding; and

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 11.04.
-------------     -----

         Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

10.10    Guaranty Matters.
         ----------------

         The Lenders and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release any Guarantor from its obligations under the Guaranty, pursuant to this Section 10.10.
                                                 -------------

                                  ARTICLE XI

                                 MISCELLANEOUS

11.01    Amendments, Etc.
         ---------------

         No amendment or waiver of any provision of this Agreement or any other Credit Document, and no consent to any departure by the Borrower or any other Credit Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Credit Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, further, that
                                  --------  -------

         (a) no such amendment, waiver or consent shall:

                           (i) extend or increase the Commitment of a Lender
                  (or reinstate any Commitment terminated pursuant to Section
                                                                      -------
                  9.02) without the written consent of such Lender whose
                  ----
                  Commitment is being extended or increased (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.02 or of any Default or a
                                         ------------
                  mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);

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

                           (ii) postpone any date fixed by this Agreement or
                  any other Credit Document for any payment of principal (excluding mandatory prepayments), interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Credit Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced;

                           (iii) reduce the principal of, or the rate of
                  interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (i) of the final proviso to this Section
                                                                      -------
                  11.01) any fees or other amounts payable hereunder or under
                  -----
                  any other Credit Document without the written consent of each Lender entitled to receive such payment of principal, interest, fees or other amounts; provided, however, that
                                                   --------  -------
                  only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate;

                           (iv) change Section 2.13 or Section 9.03 in a
                                       ------------    ------------
                  manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby;

                           (v) change any provision of this Section 11.01(a)
                                                            ----------------
                  or the definition of "Required Lenders" without the written consent of each Lender directly affected thereby;

                           (vi) release the Borrower or, except in connection
                  with a merger or consolidation permitted under Section
                                                                 -------
                  8.04(a) or an Asset Disposition permitted under Section
                  -------                                         -------
                  8.04(b), all or substantially all of the Guarantors without
                  -------
                  the written consent of each Lender directly affected thereby, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 10.10 (in
                                                             -------------
                  which case such release may be made by the Administrative Agent acting alone); or

                  (b) unless also signed by the L/C Issuer, no amendment, waiver or consent shall affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it;

                  (c) unless also signed by the Swing Line Lender, no amendment, waiver or consent shall affect the rights or duties of the Swing Line Lender under this Agreement; and

                  (d) unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Credit Document;

provided, however, that notwithstanding anything to the contrary herein, (i)
--------  -------
the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (ii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender, (iii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (iv) the Required Lenders shall determine whether or not to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

11.02    Notices and Other Communications; Facsimile Copies.
         --------------------------------------------------

         (a) Notices Generally. Except in the case of notices and other
             -----------------
communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrower or any other Credit Party, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and
                                             --------------

                  (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

         Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

         (b) Electronic Communications. Notices and other communications to
             -------------------------
the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the
                                                             --------
foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified
   ----------
the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices
--------
or communications.

         Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other
                                --------
communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

         (c) The Platform. THE PLATFORM IS PROVIDED "AS IS" AND "AS
             ------------
AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN

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

CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the "Agent
                                                                       -----
Parties") have any liability to the Borrower, any Lender, the L/C Issuer or
-------
any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower's or the Administrative Agent's transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any
                                --------  -------
Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

         (d) Change of Address, Etc. Each of the Borrower, the Administrative
             ----------------------
Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the "Private Side Information" or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender's compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the "Public Side Information" portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

         (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The
             --------------------------------------------------------
Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of any Credit Party even if
(i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Credit Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Credit Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

11.03    No Waiver; Cumulative Remedies.
         ------------------------------

         No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11.04    Expenses; Indemnity; and Damage Waiver.
         --------------------------------------

         (a) Costs and Expenses. The Credit Parties shall pay (i) all
             ------------------
reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and
(iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or
(B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

         (b) Indemnification by the Credit Parties. The Credit Parties shall
             -------------------------------------
indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each
                                   ----------
Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Credit Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Credit Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Credit Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such
                                                   --------
indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted (x) from the gross negligence or willful misconduct of such Indemnitee or (y) from a breach in bad faith of such Indemnitee's obligations hereunder or under any other Credit Document.

         (c) Reimbursement by Lenders. To the extent that the Credit Parties
             ------------------------
for any reason fail to indefeasibly pay any amount required under subsection
(a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the

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

L/C Issuer or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the
                                                       --------
unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
                             ---------------

         (d) Waiver of Consequential Damages, Etc. To the fullest extent
             -------------------------------------
permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

         (e) Payments. All amounts due under this Section shall be payable not
             --------
later than ten Business Days after demand therefor.

         (f) Survival. The agreements in this Section shall survive the
             --------
resignation of the Administrative Agent and the L/C Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

11.05    Payments Set Aside.
         ------------------

         To the extent that any payment by or on behalf of any Credit Party is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

11.06    Successors and Assigns.
         ----------------------

         (a) Successors and Assigns Generally. The provisions of this
             --------------------------------
Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Assignments by Lenders. Any Lender may at any time assign to one
             ----------------------
or more assignees all or a portion of its rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and Swing Line Loans) at the time owing to
it); provided that any such assignment shall be subject to the following
     --------
conditions:

                  (i) Minimum Amounts.
                      ---------------

                           (A) in the case of an assignment of the entire
                  remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

                           (B) in any case not described in subsection
                  (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of
                  --------  -------
                  an Assignee Group and concurrent assignments from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

                  (ii) Required Consents. No consent shall be required for any
                       -----------------
                  assignment except to the extent required by subsection
                  (b)(i)(B) of this Section and, in addition:

                           (A) the consent of the Borrower (such consent not
                  to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

                           (B) the consent of the Administrative Agent (such
                  consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender with a Commitment in respect of the Commitment subject to such assignment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

                           (C) the consent of the L/C Issuer (such consent not
                  to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

                           (D) the consent of the Swing Line Lender (such
                  consent not to unreasonably withheld or delayed) shall be required for any assignment.

                  (iii) Assignment and Assumption. The parties to each
                        -------------------------
         assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the
                                      --------  -------
         Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

                  (iv) No Assignment to Borrower. No such assignment shall be
                       -------------------------
         made to the Borrower or any of the Borrower's Affiliates or Subsidiaries.

                  (v) No Assignment to Natural Persons. No such assignment
                      --------------------------------
         shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04
                                           -------------  ----  ----     -----
with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) Register. The Administrative Agent, acting solely for this
             --------
purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the
 --------
Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Participations. Any Lender may at any time, without the consent
             --------------
of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in
                                                            -----------
all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this
                     --------
Agreement shall remain
unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the other Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will
--------
not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (i) through (vii) of the Section
                                                                 -------
11.01(a) that affects such Participant. Subject to subsection (e) of this
--------
Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a
            -------------  ----     ----
Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender,
                               -------------
provided such Participant agrees to be subject to Section 2.13 as though it
                                                  ------------
were a Lender.

         (e) Limitation on Participant Rights. A Participant shall not be
             --------------------------------
entitled to receive any greater payment under Section 3.01 or 3.04 than the
                                              ------------    ----
applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of
                            ------------
the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were
                                            ---------------
a Lender.

         (f) Certain Pledges. Any Lender may at any time pledge or assign a
             ---------------
security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender
      --------
from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) Electronic Execution of Assignments. The words "execution,"
             -----------------------------------
"signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

         (h) Resignation as L/C Issuer or Swing Line Lender after Assignment.
             ---------------------------------------------------------------
Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon thirty days' notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty days' notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such
--------  -------
successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to
Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall
---------------
retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a
                             ---------------
successor L/C Issuer and/or Swing Line Lender, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

11.07    Treatment of Certain Information; Confidentiality.
         --------------------------------------------------

         Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives and to any direct or indirect contractual counterparty (or such contractual counterparty's professional advisor) under any Swap Contract relating to Loans outstanding under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto,
(e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Credit Party and its obligations, (g) with the consent of the Borrower or
(h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

         For purposes of this Section, "Information" means all information
                                        -----------
received from a Credit Party or any Subsidiary relating to the Credit Parties or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by such Credit Party or any Subsidiary, provided that, in the case of information received from a
                   --------
Credit Party or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

11.08    Set-off.
         -------

         If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Credit Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Credit Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice
                             --------
shall not affect the validity of such setoff and application.

11.09    Interest Rate Limitation.
         ------------------------

         Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender
                     ------------
shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

11.10    Counterparts; Integration; Effectiveness.
         ----------------------------------------

         This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this
                                                    ------------
Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

11.11    Survival of Representations and Warranties.
         ------------------------------------------

         All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

11.12    Severability.
         ------------

         If any provision of this Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.13    Replacement of Lenders.
         ----------------------

         If (i) any Lender requests compensation under Section 3.04, (ii) the
                                                       ------------
Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01,
                                                                 ------------
or (iii) a Lender (a "Non-Consenting Lender") does not consent to a proposed
                      ---------------------
change, waiver, discharge or termination with respect to any Credit Document that has been approved by the Required Lenders as provided in Section 11.01
                                                              -------------
but requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable) and, or (iv) any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and
                              -------------
obligations under this Agreement and the related Credit Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
                                              --------

                  (a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b);
                                         ----------------

                  (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.05) from the assignee (to the extent of such
                       ------------
         outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

                  (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be
                                      ------------
         made pursuant to Section 3.01, such assignment will result in a
                          ------------
         reduction in such compensation or payments thereafter;

                  (d) such assignment does not conflict with applicable Laws;
         and

                  (e) in the case of any such assignment resulting from a Non-Consenting Lender's failure to consent to a proposed change, waiver, discharge or termination with respect to any Credit Document, the applicable replacement bank, financial institution or Fund consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender to execute
         --------
         and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such

         Non-Consenting Lender's Commitments and outstanding Loans and participations in L/C Obligations and Swing Line Loans pursuant to this Section 11.13 shall nevertheless be effective without the
              -------------
         execution by such Non-Consenting Lender of an Assignment and Assumption.

         A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

11.14    Governing Law; Jurisdiction; Etc.
         --------------------------------

         (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         (b) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER CREDIT
             --------------------------
PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

         (c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER CREDIT PARTY
             ---------------
IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH
(b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO
             ------------------
SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02.
                                                         -------------

NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.15    Waiver of Right to Trial by Jury.
         --------------------------------

         EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.16    USA PATRIOT Act Notice.
         ----------------------

         Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

11.17    No Advisory or Fiduciary Relationship.
         -------------------------------------

         In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates' understanding, that:
(i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and BAS are arm's-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and BAS, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) the Administrative Agent and BAS each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent nor BAS has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and
(iii) the Administrative Agent and BAS and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor BAS has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and BAS with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                           GRAYBAR ELECTRIC COMPANY, INC.,
                                    a New York corporation

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:

ADMINISTRATIVE
AGENT:                              BANK OF AMERICA, N.A.,
                                    as Administrative Agent

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


LENDERS:                            BANK OF AMERICA, N.A.,
                                    as a Lender, Swing Line Lender and
                                    L/C Issuer

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    JPMORGAN CHASE BANK, N.A.,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    NATIONAL CITY BANK,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    U.S. BANK NATIONAL ASSOCIATION, as a
                                    Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:

                                    FIFTH THIRD  BANK,
                                    a Michigan banking corporation,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    SUNTRUST BANK,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    COMERICA BANK,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    REGIONS BANK,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    FIRST BANK,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    BMO CAPITAL MARKETS FINANCING INC.,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:

                                    COMMERCE BANK, N.A.,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:


                                    UMB BANK, N.A.,
                                    as a Lender

                                    By:
                                       -----------------------------
                                    Name:
                                    Title: